Non-cash items	12 Months Ended
Dec. 31, 2025
Non-cash Items
Non-cash items

20.	Non-cash items

The net cash generated by financing and investing activities includes only those transactions that impacted the Group’s cash. The table below shows investing and financing activities which did not involve the use of cash and/or cash equivalents:

	For the Year Ended December 31,
	2025	2024	2023
Additions to right-of-use assets	47,462	90,331	40,285
Total	47,462	90,331	40,285